EXHIBIT 13.2

SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Legrand Holding SA (the “Company”) on Form 20-F for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gilles Schnepp, Director of the Company and Vice Chairman and Chief Executive Officer of Legrand SA, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                Date: April 30, 2004

                /s/ Gilles Schnepp

                Name: Gilles Schnepp

                Title: Director of the Company and Vice Chairman and Chief Executive Officer of Legrand SA